3434 47th STREET                   COLORADO
SUITE 220                           GROUP                        [LOGO]
BOULDER, CO 80301
(303) 449-2131
FAX (303) 449-8250

-----------------------------------------------------------------------------

THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.


                                 COMMERCIAL
                     CONTRACT TO BUY AND SELL REAL ESTATE
                         [FINANCING SECTIONS OMITTED]


                                                                May 06, 1999

         1.  PARTIES AND PROPERTY.

            Snow Goose Investments, LLC and/or assigns (Buyer may assign this contact with Snow Goose Investments and/or John R. Cohagen as a principal)

buyer(s) [Buyer], (as tenants in common) agrees to buy, and the undersigned seller(s) [Seller], agrees to sell, on the terms and conditions set forth in this contract, the following described real estate in the County of Boulder, Colorado, to wit:

Parcel A:
Lots 1 and 3, Block 1, Longmont Industrial Park Unit no. 2 Replat C

Parcel B:
Lot 2, Longmont Industrial Park Replat of Lot 4 Unit No. 2 Replat D.

Parcel C:
Lot 2, Block 1, Longmont Industrial Park Unit No. 2 Replat C, County of Boulder, State of Colorado.

(as outlined on A.L.T.A. Survey Plat prepared for Staodyne, Inc. by RMC, Peter A. Bryant, Registered Surveyor No. 20673)

known as No. 1201, 1215, and 1225 Ken Pratt Blvd.  Longmont Colorado   n/a
             ------------------------------------  -------- -------- ------
                       Street Address                City    State    Zip

together with all interest of Seller in vacated streets and alleys adjacent thereto, all easements and other appurtenances thereto, all improvements thereon and all attached fixtures thereon, except as herein excluded (collectively the Property).

         2.   INCLUSIONS/EXCLUSIONS. The purchase price includes the
following items (a) if attached to the Property on the date of this contract: lighting, heating, plumbing, ventilating, and air conditioning fixtures,
TV antennas, water softeners, smoke/fire/burglar alarms, security devices, inside telephone wiring and connecting blocks/jacks, plants, mirrors, floor coverings, intercom systems, built-in kitchen appliances, sprinkler systems and controls; (b) if on the Property whether attached or not on the date of this contract: storm windows, storm doors, window and porch shades, awnings, blinds, screens, curtain rods, drapery rods, all keys and (c)
n/a
-----------------------------------------

The above-described included items (Inclusions) are to be conveyed to Buyer by Seller by bill of sale at the closing, free and clear of all taxes, liens and encumbrances, except as provided in Section 12. The following attached fixtures are excluded from this sale:

Property is being sold "As Is Where Is" with no expressed or implied warranties nor representations from or by Seller. Buyer is buying the property at Buyers risk.

         3. PURCHASE PRICE AND TERMS. The purchase price shall be $3,000,000.00, payable in U.S. dollars by Buyer as follows: (Complete the applicable terms below.)

         (a)  EARNEST MONEY

$450,000.00 in the form of checks see #21, as earnest money deposit and part payment of the purchase price, payable to and held by Land Title Guarantee Co., 2425 Canyon Blvd. #110, Boulder CO., 80302.

         The balance of $2,550,000.00 (purchase price less earnest money) shall be paid as follows:

         (b)  CASH AT CLOSING

$2,550,000.00, plus closing costs, to be paid by Buyer at closing in funds which comply with all applicable Colorado laws, which include cash, electronic transfer funds, certified check, savings and loan teller's check, and cashier's check (Good Funds). Subject to the provisions
-----------------------------------------------------------------------------

THE PRINTED PORTIONS OF THIS FORM HAVE BEEN APPROVED BY THE COLORADO REAL ESTATE COMMISSION. (CBS2-7-96)
CBS2-7-96. COMMERCIAL CONTRACT TO BUY AND SELL REAL ESTATE [FINANCING SECTIONS OMITTED]
RealFAST-Registered Trademark- Forms, Box 4700, Frisco, CO 80443, Version 5.52 -C-RealFAST-Registered Trademark-. 1999; Reg#LCOCOL223550
Completed by -Gary A. Aboussie, Broker Associate, The Colorado Group, Inc.

Buyer(s) [Illegible]            05/06/99  14:49:51                PAGE 1 of 6
        ------------                                      Seller(s) [Illegible]
                                                                    -----------

-----------------------------------------------------------------------------

of Section 4, if the existing loan balance at the time of closing shall be different from the loan balance in Section 3, the adjustment shall be made in Good Funds at closing or paid as follows:
n/a
--------------------

         (c)  NEW LOAN [OMITTED - INAPPLICABLE]

         (d)  ASSUMPTION. [OMITTED - INAPPLICABLE]

         (e)  SELLER OR PRIVATE THIRD-PARTY FINANCING. [OMITTED - INAPPLICABLE]

         4.   FINANCING CONDITIONS AND OBLIGATIONS. [OMITTED - INAPPLICABLE]

         5.   APPRAISAL PROVISION. (Check one box only.) This Section 5
/ / shall     /X/ shall not apply.
If this Section 5 applies, as indicated above, Buyer shall have the sole option and election to terminate this contract if the purchase price exceeds the Property's valuation determined by an appraiser engaged by Snow Goose Investments, LLC. The contract shall terminate by the Buyer causing the Seller to receive written notice of termination and a copy of such appraisal or written notice from lender which confirms the Property's valuation is less than the purchase price, on or before accept of inspection period (Appraisal deadline). If seller does not receive such written notice of termination on or before the appraisal deadline, Buyer waives any right to terminate under this section.

         6. COST OF APPRAISAL. Cost of any appraisal to be obtained after the date of this contract shall be timely paid by Snow Goose Investments, LLC.

         7. NOT ASSIGNABLE. This contract shall not be assignable by Buyer without Seller's prior written consent. Except as so restricted, this contract shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties.

         8. EVIDENCE OF TITLE. Seller shall furnish to Buyer, at Seller's expense, either a current commitment for owner's title insurance policy in an amount equal to the purchase price or at Seller's choice, an abstract of title certified to a current date, on or before May 13, 1999 (Title Deadline). If a title insurance commitment is furnished, Buyer may require of Seller that copies of instruments (or abstracts of instruments) listed in the schedule of exceptions (Exceptions) in the title insurance commitment also be furnished to Buyer at Seller's expense. This requirement shall pertain only to instruments shown of record in the office of the clerk and recorder of the designated county or counties. The title insurance commitment, together with any copies or abstracts of instruments furnished pursuant to this Section 8, constitute the title documents (Title Documents). Buyer, or Buyer's designee, must request Seller, in writing, to furnish copies or abstracts of instruments listed in the schedule of exceptions no later than 7 calendar days after Title Deadline. If Seller furnishes a title insurance commitment, Seller will pay the premium at closing and have the title insurance policy delivered to Buyer as soon as practicable after closing.

         9.   TITLE.

         (a) TITLE REVIEW. Buyer shall have the right to inspect the Title Documents or abstract. Written notice by Buyer of unmerchantability of title or of any other unsatisfactory title condition shown by the Title Documents or abstract shall be signed by or on behalf of Buyer and given to Seller on or before 10 calendar days after Title Deadline, or within five (5) calendar days after receipt by Buyer of any Title Document(s) or endorsement(s) adding new Exception(s) to the title commitment together with a copy of the Title Document adding new Exception(s) to title. If Seller does not receive Buyer's notice by the date(s) specified above, Buyer accepts the condition of title as disclosed by the Title Documents as satisfactory.

         (b) MATTERS NOT SHOWN BY THE PUBLIC RECORDS. Seller shall deliver to Buyer, on or before the Title Deadline set forth in Section 8, true copies of all lease(s) and survey(s) in Seller's possession pertaining to the Property and shall disclose to Buyer all easements, liens or other title matters not shown by the public records of which Seller has actual knowledge. Buyer shall have the right to inspect the Property to determine if any third party(s) has any right in the Property not shown by the public records (such as an unrecorded easement, unrecorded lease, or boundary line discrepancy). Written notice of any unsatisfactory condition(s) disclosed by Seller or revealed by such inspection shall be signed by or on behalf of Buyer and given to Seller on or before See par. # 21 Add. Provis. If Seller does not receive Buyer's notice by said date, Buyer accepts title subject to such rights, if any, of third parties of which Buyer has actual knowledge.

         (c)  SPECIAL TAXING DISTRICTS. SPECIAL TAXING DISTRICTS MAY BE
SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS.
PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND EXCESSIVE TAX BURDENS TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO
DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYERS SHOULD INVESTIGATE THE DEBT FINANCING REQUIREMENTS OF THE AUTHORIZED GENERAL OBLIGATION INDEBTEDNESS OF SUCH DISTRICTS, EXISTING MILL LEVIES OF SUCH DISTRICT SERVICING SUCH INDEBTEDNESS, AND THE POTENTIAL FOR AN INCREASE IN SUCH MILL LEVIES.

         In the event the Property is located within a special taxing district and Buyer desires to terminate this contract as a result, if written notice is given to Seller on or before the date set forth in subsection 9 (b), this contract shall then terminate. If Seller does not receive Buyer's notice by the date specified above, Buyer accepts the effect of the Property's inclusion in such special taxing district(s) and waives the right to so terminate.

         (d) RIGHT TO CURE. If Seller receives notice of unmmerchantability of title or any other unsatisfactory title condition(s) as provided in subsection (a) or (b) above, Seller shall use reasonable effort to correct said unsatisfactory title condition(s) prior to the date of closing. If Seller fails to correct said unsatisfactory title condition(s) on or before the date of closing, this contract shall then terminate; provided, however, Buyer may, by written notice received by Seller, on or before closing, waive objection to said unsatisfactory title condition(s).

         10.  INSPECTION. See Par. #21 Add. Provis. See Par. #21 Add. Provis.

-------------------------------------------------------------------------------
The printed portions of this form have been approved by the Colorado Real Estate Commission. (CBS2-7-96)
CBS2-7-96. COMMERCIAL CONTRACT TO BUY AND SELL REAL ESTATE [FINANCING SECTIONS OMITTED]
RealFAST-Registered Trademark- Forms, Box 4700, Frisco, CO 80443, Version 5.52 -C-RealFAST-Registered Trademark- 1999; Reg#LCOCOL223550
Completed by - Gary A. Aboussie, Broker Associate, The Colorado Group, Inc.

Buyer(s) [Illegible]            05/06/99  14:49:51                Page 2 of 6
        ------------                                      Seller(s) [Illegible]
                                                                    -----------

         11. DATE OF CLOSING. The date of closing shall be July 07, 1999, or by mutual agreement at an earlier date. The hour and place of closing shall be designated by mutual agreement between Buyer and Seller.

         12. TRANSFER OF TITLE. Subject to tender or payment at closing as required herein and compliance by Buyer with the other terms and provisions hereof, Seller shall execute and deliver a good and sufficient Special Warranty Deed deed to Buyer, on closing, conveying the Property free and clear of all taxes except the general taxes for the year of closing, and except n/a Title shall be conveyed free and clear of all liens for special improvements installed as of the date of Buyer's signature hereon, whether assessed or not; except (i) distribution utility easements (including cable
TV), (ii) those matters reflected by the Title Documents accepted by Buyer in accordance with subsection 9(a), (iii) those rights, if any, of third parties in the Property not shown by the public records in accordance with subsection 9(b), (iv) inclusion of the Property within any special taxing district, (v) subject to building and zoning regulations.

         13. PAYMENTS OF ENCUMBRANCES. Any encumbrance required to be paid shall be paid at or before closing from the proceeds of this transaction or from any other source.

         14. CLOSING COSTS, DOCUMENTS AND SERVICES. Buyer and Seller shall pay in Good Funds, their respective closing costs and all other items required to be paid at closing, except as otherwise provided herein. Buyer and Seller shall sign and complete all customary or required documents at or before closing. Fees for real estate closing services shall not exceed $1,000.00 and shall be paid at closing by splitting equally between Buyer and Seller. The local transfer tax of .001% of the purchase price shall be paid at closing by Buyer. Any sales and use tax that may accrue because of this transaction shall be paid when due by n/a.

         15. PRORATIONS. General taxes for the year of closing, based on the taxes for the calendar year immediately preceding closing, rents, water and sewer charges, owner's association dues, and interest on continuing loans), if any, and special assessments, if any shall be prorated to date of closing.

         16. POSSESSION. Possession of the Property shall be delivered to Buyer as follows: Upon the Close of Escrow. subject to the following lease(s) or tenancy(s): n/a If Seller, after closing, fails to deliver possession on the date herein specified, Seller shall be subject to eviction and shall be additionally liable to Buyer for payment of $250.00 per day from the date of agreed possession until possession is delivered.

         17. CONDITION OF AND DAMAGE TO PROPERTY. Except as otherwise provided in this contract, the Property and Inclusions shall be delivered in the condition existing as of the date of this contract, ordinary wear and tear excepted. In the event the Property shall be damaged by fire or other casualty prior to time of closing, in an amount of not more than ten percent of the total purchase price, Seller shall be obligated to repair the same before the date of closing. In the event such damage is not repaired within said time or if the damages exceed such sum, this contract may be terminated at the option of Buyer. Should Buyer elect to carry out this contract despite such damage, Buyer shall be entitled to credit for all the insurance proceeds resulting from such damage to the Property and Inclusions, not exceeding, however, the total purchase price. Should any Inclusion(s) or service(s) fail or be damaged between the date of this contract and the date of closing or the date of possession, whichever shall be earlier, then Seller shall be liable for the repair or replacement of such Inclusion(s) or service(s) with a unit of similar size, age and quality, or an equivalent credit, less any insurance proceeds received by Buyer covering such repair or replacement.

         18. TIME OF ESSENCE/REMEDIES. Time is of the essence hereof. If any note or check received as earnest money hereunder or any other payment due hereunder is not paid, honored or tendered when due, or if any other obligation hereunder is not performed or waived as herein provided, there shall be the following remedies:

         (a)  IF BUYER IS IN DEFAULT: (CHECK ONE BOX ONLY.)

/X/      (1)  SPECIFIC PERFORMANCE.    Seller may elect to treat this
              contract as cancelled, in which case all payments and things of value received hereunder shall be forfeited and retained on behalf of Seller, or Seller may elect to treat this contract as being in full force and effect and Seller shall have the right to specific performance or damages, or both.

/ /      (2)  LIQUIDATED DAMAGES.   All payments and things of value received
              hereunder shall be forfeited by Buyer and retained on behalf of Seller and both parties shall thereafter be released from all obligations hereunder. It is agreed that such payments and things of value are LIQUIDATED DAMAGES and (except as provided in subsection (c)) are SELLERS SOLE AND ONLY REMEDY for Buyer's failure to perform the obligations of this contract. Seller expressly waives the remedies of specific performance and additional damages.

         (b) IF SELLER IS IN DEFAULT: Buyer may elect to treat this contract as cancelled, in which case all payments and things of value received hereunder shall be returned, or Buyer may elect to treat this contract as being in full force and effect and Buyer shall have the right to specific performance or damages, or both.

         (c) COSTS AND EXPENSES. Anything to the contrary herein notwithstanding, in the event of any arbitration or litigation arising out of this contract, the arbitrator or court shall award to the prevailing party all reasonable costs and expenses, including attorney fees.

         19. EARNEST MONEY DISPUTE. Notwithstanding any termination of this contract, Buyer and Seller agree that, in the event of any

                                                               PAGE 3 OF 6
Buyers(s) [Illegible]                                Seller(s) [Illegible]
          -----------                                          -----------
controversy regarding the earnest money and things of value held by broker or closing agent, unless mutual written instructions are received by the holder of the earnest money and things of value, broker or closing agent shall not be required to take any action but may await any proceeding, or at broker's or closing agent's option and sole discretion, may interplead all parties and deposit any moneys or things of value into a court of competent jurisdiction and shall recover court costs and reasonable attorney fees.

         20. ALTERNATIVE DISPUTE RESOLUTION: MEDIATION. If a dispute arises between the parties relating to this contract, and is not resolved, the parties and broker(s) involved in such dispute (Disputants) shall first proceed in good faith to submit the matter to mediation. The Disputants will jointly appoint an acceptable mediator and will share equally in the cost of such mediation. In the event the entire dispute is not resolved within thirty
(30) calendar days from the date written notice requesting mediation is sent by one Disputant to the other(s), the mediation, unless otherwise agreed, shall terminate. This section shall not alter any date in this contract, unless otherwise agreed.

         21. ADDITIONAL PROVISIONS: (The language of these additional provisions has not been approved by the Colorado Real Estate Commission).

1.  Earnest Money, paragraph 3 (a) shall be modified as follows:
    $450,000.00 Total Earnest Moneys of shall be paid as follows:
      $100,000.00 Upon Execution of the Contract to Buy and Sell Real Estate $200,000.00 Within 14 days of mutual execution of the Contract to
                   Buy and Sell Real Estate by Buyer and Seller.
      $150,000.00  On or before the expiration of the Inspection period June
                   25, 1999, as outlined in paragraph 10.

All Earnest Money deposited by Land Title Guarantee Co., 2425 Canyon Blvd. Suite 110, Boulder Colorado, 80302, shall be placed in an interest bearing account (at the discretion of the Buyer) with all interest accrued in favor of the Buyer.

2. Matters Not Shown by the Public Records, paragraph 9 (b) shall be modified as follows: "Seller shall deliver to Buyer, on or before the Title Deadline set forth in Section 8, true copies of all current lease(s) and the survey dated 8/30/98 prepared by Rocky Mountain Consultants (RMC) in Sellers possession pertaining to the Property and shall disclose to Buyer all easements, liens or other title matters not shown by the public records of which Seller has actual knowledge. Buyer shall have the right to inspect the property to determine if any third party(s) has any right in the Property not shown by the public records (such as an unrecorded easement, unrecorded lease, or boundary line discrepancy). Written notice of any unsatisfactory conditions(s) disclosed by the Seller or revealed by such inspection shall be signed by or on behalf of Buyer and given to Seller on or before, June 25, 1999. If Seller does not receive Buyer's notice by said date, Buyer accepts title subject to such rights if any, of third parties of which Buyer has actual knowledge."



3.  INSPECTION, paragraph 10 shall be modified as follows:
Buyer or any designee shall have the right to inspection(s) of physical condition of the Property and Inclusions at Buyer's expense. If written notice of any unsatisfactory condition, signed by or on behalf of Buyer, is not received by Seller or Seller's Agent on or before June 25, 1999 (Objection Deadline), the physical condition of the Property and inclusions shall be deemed to be satisfactory to Buyer. If such notice is received by Seller as set forth above, and if Buyer and Seller have not agreed, in writing, to a settlement there on or before Five (5) days after receipt of Buyers written notice (Resolution Deadline), this contract shall terminate three calendar days following the Resolution Deadline; unless, within three calendar days, Seller receives written notice from Buyer waving objection to any unsatisfactory condition. Buyer is responsible for and shall pay for any damage which occurs to the Property and Inclusions as a result of such inspection."

4.  INSPECTION.
If during the Inspection period, (from the acceptance date until 5:00 pm
(MST) June 25, 1999) the Buyer deems the property is unsatisfactory (for any reason whatsoever) for the Buyer's intended use, the Buyer shall provide Seller or Seller's Agent with written notice of cancellation of this of this contract which shall have no further force or effect and Escrow Officer is hereby directed to return Buyers Escrow Money and any interest there on to the Buyer.


                                                               PAGE 4 OF 6
Buyers(s) [Illegible]                                Seller(s) [Illegible]
          -----------                                          -----------

------------------------------------------------------------------------------

5.  Commission/Brokerage Fee.
Seller hereby agrees to pay a commission/brokerage fee at the Close of Escrow, a commission and/or brokerage fee equal to Six (6%) percent of the gross sales price to be shared 50/50 between Mile High Properties LLC (Listing Broker for the Seller) and The Colorado Group Inc. (Exclusive Agent for the Buyer).

6.  Disclosure.
Seller hereby understands that John R. Cohagen, Principal of Snow Goose Investments, is a licensed real estate Broker, licensed to do business in the State of Colorado. John R. Cohagen is acting as a principal in this transaction and NOT as a licensed real estate broker. John R. Cohagen will not be participating in or taking any part of the commission paid by the Seller to the real estate companies listed above.



  22. RECOMMENDATION OF LEGAL COUNSEL. By signing this document, Buyer and Seller acknowledge that the Selling Company or the Listing Company has advised that this document has important legal consequences and has recommended the examination of title and consultation with legal and tax or other counsel before signing this contract.

  23. TERMINATION. In the event this contract is terminated, all payments and things of value received hereunder shall be returned and the parties shall be relieved of all obligations hereunder, subject to Section 19.

  24.  SELLING COMPANY BROKER RELATIONSHIP.  The selling broker,
The Colorado Group, Inc. and its salespersons have been engaged as Exclusive Agent for the Buyer. Selling Company has previously disclosed in writing to the Buyer that different relationships are available which include buyer agency, seller agency, subagency, or transaction-broker.

  25. NOTICE TO BUYER. Any notice to Buyer shall be effective when received by Buyer, or, if this box is checked / / when received by Selling Company.

  26. NOTICE TO SELLER. Any notice to Seller shall be effective when received by Seller or Listing Company.

  27. MODIFICATION OF THIS CONTRACT. No subsequent modification of any of the terms of this contract shall be valid, binding upon the parties, or enforceable unless made in writing and signed by the parties.

  28. ENTIRE AGREEMENT. This contract constitutes the entire contract between the parties relating to the subject hereof, and any prior agreements pertaining thereto, whether oral or written, have been merged and integrated into this contract.

  29. NOTICE OF ACCEPTANCE: COUNTERPARTS. This proposal shall expire unless accepted in writing, by Buyer and Seller, as evidenced by their signatures below, and the offering party receives notice of such acceptance on or before May 07, 1999 5:00pm MST (Acceptance Deadline). If accepted, this document shall become a contract between Seller and Buyer. A copy of this document may be executed by each party, separately, and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete contract between the parties.



  Snow Goose Investments, LLC and/or assigns (Buyer may assign this contact with Snow Goose Investments and/or John R. Cohagen as a principal)
    3939 North 95th Street, Boulder, CO 80301-4942
     Bus. #: 303-661-0822 Fax #: 303-661-0831

BUYER /s/ John R. Cohagen                                    DATE  May 7, 1999
     --------------------------------------------------------      -----------
  By: John R. Cohagen, President




------------------------------------------------------------------------------
THE PRINTED PORTIONS OF THIS FORM HAVE BEEN APPROVED BY THE COLORADO REAL ESTATE COMMISSION. (CBS2-7-96)
CBS2-7-96. COMMERCIAL CONTRACT TO BUY AND SELL REAL ESTATE [FINANCING SECTIONS OMITTED]
RealFA$T-Registration Trademark- Forms, Box 4700, Frisco, CO 80443, Version 5.52, -C-RealFA$T-Registration Trademark-. 1999: Reg# LCOCOL223550
Completed by - Gary A. Aboussie, Broker Associate, The Colorado Group, Inc.
                                                                   PAGE 5 of 6
                                                         Seller(s) [ILLEGIBLE]
                                                                  ------------

------------------------------------------------------------------------------


  STAYODYNE Inc, a Delaware Corporation,
  and it's successor REHABILICARE Inc., a Minnesota Corporation
SELLER /s/ W. Glen Winchell, Vice President                DATE  5/10/99
       ----------------------------------------------------     --------------
  By:  STAYODYNE Inc, a Delaware Corporation,

------------------------------------------------------------------------------
------------------------------------------------------------------------------

  The undersigned Broker(s) acknowledges receipt of the earnest money deposit specified in section 3, and Selling Company confirms its Broker Relationship as set forth in Section 24.

Selling Company
               The Colorado Group, Inc.
               3434 47th Street, Suite 220
               Boulder, CO 80301
               Phone: (303) 449-2131,      Fax:  (303) 449-8250


               By:  /s/ Gary A. Aboussie                             5/7/99
                  ------------------------------------------------------------
                  Signature      Gary A. Aboussie                         Date



Listing Company Mile High Properties LLC
                --------------------------------------------------------------

By     -----------------------------------------------------------------------
             Signature                                                    Date
Address  1700 Broadway, Denver, Colorado
         ---------------------------------------------------------------------
Phone    303-832-0817 or 303-837-3478
         ------------------------------------------------
Fax      303-830-7930
         ------------------------------------------------

  --------------------------------------------------------------------------
  NOTE:  CLOSING INSTRUCTIONS SHOULD BE SIGNED AT THE TIME THIS CONTRACT IS
                                   SIGNED.
  --------------------------------------------------------------------------










------------------------------------------------------------------------------
THE PRINTED PORTIONS OF THIS FORM HAVE BEEN APPROVED BY THE COLORADO REAL ESTATE COMMISSION. (CBS2-7-96)
CBS2-7-96. COMMERCIAL CONTRACT TO BUY AND SELL REAL ESTATE [FINANCING SECTIONS OMITTED]
RealFA$T-Registration Trademark- Forms, Box 4700, Frisco, CO 80443, Version 5.52, -C-RealFA$T-Registration Trademark-. 1999: Reg# LCOCOL223550
Completed by - Gary A. Aboussie, Broker Associate, The Colorado Group, Inc.

Buyer(s) [ILLEGIBLE]                                               PAGE 6 of 6
         -----------

                                   ADDENDUM

     THIS ADDENDUM TO THE COMMERCIAL CONTRACT TO BUY AND SELL REAL ESTATE ("CONTRACT") is made and entered into as of this 7 day of May, 1999 between STAODYN, INC., a Delaware corporation ("SELLER"), and SNOW GOOSE INVESTMENTS, LLC and/or assigns ("BUYER").

                                  RECITALS:

     A. Seller has exercised the options ("OPTIONS") to acquire certain land, buildings and other improvements located at 1225 Ken Pratt Boulevard (formerly known as 1225 Florida Avenue), City of Longmont, County of Boulder, State of Colorado and as legally described in Paragraph 1 of the contract (collectively, the "PROPERTY") pursuant to the terms of the Leases (each of which is referred to as a "LEASE" and collectively "LEASES") between Staodyn, Inc., as lessee, and 1225 Building LLC, as lessor, dated July 16, 1993, as amended, and between Staodyn, as lessee, and Pendleton Construction Co., Inc., as lessor, dated July 16, 1993, as amended (1226 Building LLC and Pendleton Construction Co., Inc., are each individually referred to as a "GROUND OWNER" and collectively "GROUND OWNERS").

     B. Seller desire to sell the Property to Buyer and Buyer desires to purchase the Property, upon the terms and provisions of said Contract.

                                  AGREEMENT:

     CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE. The obligations of Seller to convey the Property to Buyer, and Buyer's right to purchase the Property, are subject to the satisfaction of the following condition precedent on or before the time set forth below. If the condition is not so satisfied, the condition may be waived by Seller in writing designated as a waiver or amendment to this Agreement, or Seller may terminate this Agreement by written notice to Buyer given within ten (10) business days of the applicable satisfaction date set forth in which event (unless otherwise specifically set forth to the contrary) the Earnest Money shall be returned to Buyer and the parties shall be released from all obligations hereunder.

     On or before the Closing Date, the Ground Owners shall have performed their obligations under the Options including, without limitation, Ground Owners' obligation to convey title to the Property to Seller or Buyer (as Seller may direct). If Seller gives Buyer notice of termination due to Ground Owners' default in their obligation to sell the Property to Seller, then at Buyer's election made in writing to Seller within five (5) business days following receipt of such notice of Seller's termination ("PURCHASER'S ELECTION NOTICE"), either (a) Seller will assign to Buyer all claims it may have against Ground Owners or either of them upon Buyer's payment of the Purchase Price, adjusted pursuant to the terms of the Contract, to Seller, which payment shall be made within ten days of Buyer's Election Notice, or
(b) this Agreement shall be terminated, in which event the Earnest Money shall be returned to Buyer.


BUYER:                                      SELLER:

SNOW GOOSE INVESTMENTS, LLC.                STAODYN, INC.

By:  /s/ John R. Cohagen                      By:  /s/ W. Glen Winchell
   ---------------------------                   ---------------------------
    John R. Cohagen, President                      It's Vice President
                                                         -------------------